Exhibit 99.1

Cyclerion Concludes Unsolicited Proposal Is Not in The Best Interest of The Company

CAMBRIDGE, Mass., Nov. 22, 2022 — Cyclerion Therapeutics, Inc. (Nasdaq: CYCN) today announced that the Board of Directors of the Company acting solely by all of its independent and disinterested members (the “Independent Board”) has reviewed the non-binding and unsolicited proposal received on November 20, 2022, from a group that includes the Company’s chief executive officer, to among other things purchase certain assets of the Company. After consultation with its legal and financial advisors, the Independent Board has unanimously concluded that the proposal is not in the best interest of the Company.

About Cyclerion Therapeutics

Cyclerion Therapeutics is a clinical-stage biopharmaceutical company on a mission to develop treatments for mitochondrial diseases, including MELAS. Cyclerion’s lead molecule is CY6463, a novel, first-in-class, CNS-penetrant sGC stimulator that modulates a key node in a fundamental signaling network. The multidimensional pharmacology elicited by the stimulation of sGC has the potential to impact a broad range of diseases that involve the CNS. CY6463 is currently in clinical development for MELAS where it has shown rapid improvement in multiple disease-relevant biomarkers. For more information about Cyclerion, please visit https://www.cyclerion.com/ and follow us on Twitter (@Cyclerion) and LinkedIn (www.linkedin.com/company/cyclerion).

Forward Looking Statement

Certain matters discussed in this press release are “forward-looking statements”. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should”, “positive” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding the potential for CY6463 in the treatment of CNS diseases, including MELAS and other mitochondrial diseases, the potential for any successful development of CY6463, the sufficiency of our resources and other abilities to pursue the development of CY6463, and other trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, our ability to continue with sufficient liquidity and capital resources to pursue our business plan regarding CY6463 or any other product (including without limitation our ability to fund additional clinical trials); our ability to successfully demonstrate the efficacy, safety and therapeutic effectiveness of CY6463; the success, timing and cost of our ongoing or future clinical trials and anticipated clinical trials for our current product candidates which are not necessarily indicative of or supported by the final results of our ongoing or subsequent clinical trials; any results of clinical studies not necessarily being indicative of or supported by the final results of our ongoing or subsequent clinical trials; the timing of and our ability to pursue, obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates; the Company’s ability to successfully defend its intellectual property or obtain necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s existing license agreement with Akebia and the ability to obtain any other license agreements; the acceptance by the market of the Company’s product candidates, if approved; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

Investors

Carlo Tanzi, Ph.D.

Kendall Investor Relations

ctanzi@kendallir.com

Media
Amanda Sellers
Verge Scientific Communications
asellers@vergescientific.com